EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 31, 1998, included in Newport News Shipbuilding Inc.'s Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in or made a part of this registration statement.

                                                     /s/ARTHUR ANDERSEN LLP


Washington, D.C.,
April 3, 1998